                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 11, 2002



                                 FRIEDMAN'S INC.
             (Exact name of registrant as specified in its charter)



           Delaware                    000-22356                58-2512547
(state or other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                  4 West State Street, Savannah, Georgia 31401
         (Addresses of Principal Executive Offices, including Zip Code)


                                 (912) 233-9333
              (Registrant's Telephone Number, including Area Code)

ITEM 5.  OTHER EVENTS.

         On February 11, 2002, Friedman's Inc. (the "Company") completed the offering and sale (the "Offering") of 3,750,000 shares of its $.01 par value Class A Common Stock (the "Shares"). The Company received net proceeds of approximately $33.9 million from the Offering.

         The sale of the Shares was registered with the Securities and Exchange Commission (the "Commission") pursuant to a Registration Statement on Form S-3 (File No. 333-76072) (the "Registration Statement") filed with the Commission on December 28, 2001 and declared effective by the Commission on January 14, 2002. The Company is filing this Current Report on Form 8-K in order to cause certain information contained herein and in the exhibits hereto to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              The following exhibits are filed herewith:

  EXHIBIT
    NO.                            DESCRIPTION
  -------     ------------------------------------------------------------------

    1.1* Underwriting Agreement, dated as of February 5, 2002, by and among the Company and ABN AMRO Rothschild LLC, McDonald Investments Inc.
              and Wedbush Morgan Securities Inc. as representatives of the several underwriters.

    5.1* Opinion of Alston & Bird LLP, as counsel to the Company, regarding the legality of the Shares.

   23.1* Consent of Alston & Bird LLP, as counsel to the Company (included in Exhibit 5.1).

   99.1       Other Expenses of Issuance and Distribution (as required by Item
              14 of Form S-3).


  --------------
  * Exhibit number corresponds to the exhibit list contained in the Registration Statement.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FRIEDMAN'S INC.


                             By: /s/ Victor M. Suglia
                                 ---------------------------------------------
                                 Name:  Victor M. Suglia
                                 Title: Senior Vice President, Chief Financial
                                        Officer, Secretary and Treasurer

Date:  February 13, 2002

  EXHIBIT
    NO.                            DESCRIPTION
  -------     ------------------------------------------------------------------

    1.1* Underwriting Agreement, dated as of February 5, 2002, by and among the Company and ABN AMRO Rothschild LLC, McDonald Investments Inc.
              and Wedbush Morgan Securities Inc. as representatives of the several underwriters.

    5.1* Opinion of Alston & Bird LLP, as counsel to the Company, regarding the legality of the Shares.

   23.1* Consent of Alston & Bird LLP, as counsel to the Company (included in Exhibit 5.1).

   99.1       Other Expenses of Issuance and Distribution (as required by Item
              14 of Form S-3).

  --------------
  * Exhibit number corresponds to the exhibit list contained in the Registration Statement.